[On PlayNet Technologies, Inc. Letterhead]

                               SIXTH AMENDMENT TO
                               ------------------
                                 PROMISSORY NOTE
                                 ---------------


$500,000                                                      New York, New York
                                                              December 5, 1996

PlayNet Technologies, Inc. (formerly Aristo International Corporation) (the "Maker") entered into a Promissory Note, dated February 12, 1996, a copy of which is attached hereto (the "Promissory Note"), evidencing its promise to pay to CERES ADVISORS, LTD. (the "Holder"), in lawful money of the United States of America, the principal sum of Five Hundred Thousand and no/100 Dollars. The Promissory Note's maturity has been extended, by a series of amendments, to December 12, 1996.

The Holder notified the Maker on June 12, 1996 of its intention to convert the principal sum of the Promissory Note into equity of the Maker in the form of shares of common stock, par value $.001 per share, at a price of $5.50 per share.

The Holder has agreed, and, by the execution and delivery of this Sixth Amendment to Promissory Note, does hereby evidence its agreement to extend the maturity of the Promissory Note to March 31, 1997 (the "Maturity Date").

The Holder and the Maker hereby ratify and confirm all other terms and conditions of the Promissory Note, as amended by the series of amendments to this date, all of which are incorporated herein by this reference.

IN WITNESS WHEREOF, the Holder and Maker have caused this Sixth Amendment to be executed by its duly authorized representatives as of the day and year first above written.

CERES ADVISORS, LTD.                        PLAYNET TECHNOLOGIES, INC.



By: ________________________                By: _________________________
     Harry Sapir                                  Shmuel Cohen
     Director                                     President & Chief Executive
                                                  Officer